RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
In the normal course of operations, the Company entered into the transactions below with related parties.
(a)Related party transactions under agreements with Brookfield
The Company has an outstanding equity commitment in the amount of $2.0 billion from Brookfield to fund future growth, which the Company may draw on from time to time. As of June 30, 2026 and 2025, there were no amounts drawn under the equity commitment.
The Company has a revolving credit facility with Brookfield under the Brookfield Credit Agreement. Refer to Note 21 for more details. The Company also has a support agreement and a rights agreement with Brookfield in relation to our exchangeable shares as well as a licensing agreement with Brookfield in relation to our use of the name “Brookfield” and its logo. No amounts have been incurred in the statements of operations under these agreements for the three and six months ended June 30, 2026 and 2025.
The following table reflects our related party transactions under other agreements with Brookfield recorded in the statements of operations:

FOR THE PERIODS ENDED JUN. 30 US$ MILLIONS	Three Months Ended		Six Months Ended
	2026	2025	2026	2025
Administration fees to Brookfield	4	2	8	4
Investment management fees to Brookfield(1)	92	55	160	107
__________________________
(1)The Company had $92 million and $57 million of investment management fees payable to Brookfield as of June 30, 2026 and 2025, respectively, which are included in “Due to related parties” on the statements of financial position. The remaining “Due to related parties” balances as of June 30, 2026 and 2025 are primarily related to accounts and loans payable to Brookfield and its subsidiaries.
Other related party transactions
As of June 30, 2026, we held investments in related parties of $12.2 billion (December 31, 2025 – $13.4 billion), not including equity method investments (see Note 8 for details on our equity method investments). The Company’s investments in related parties are net of maturities, prepayments and sales that occur during the period and reflect any other changes in carrying values during the period such as fair value changes for investments carried at fair value.
Our investments in related parties include Brookfield shares received under the exchange offer in the fourth quarter of 2023, valued at $2.0 billion as of June 30, 2026 (December 31, 2025 – $2.1 billion), BAM shares contributed by Brookfield in the second quarter of 2025, valued at $2.9 billion as of June 30, 2026 (December 31, 2025 – $3.4 billion) and approximately $4.1 billion of private loans issued to subsidiaries of Brookfield (December 31, 2025 – $4.3 billion).
Our investment transactions with related parties for the six months ended June 30, 2026 include the refinancing of an existing $450 million loan provided to subsidiaries of Brookfield Infrastructure Partners L.P. For the six months ended June 30, 2025, our investment transactions with related parties include the contribution of $3.5 billion of BAM shares by Brookfield. Investment transactions with related parties are accounted for in the same manner as those with unrelated parties in the financial statements. Amounts disclosed in this paragraph represent the value of investments at the time of the transaction.
The Company had $343 million of cash on deposit with a wholly-owned subsidiary of Brookfield as of June 30, 2026 (December 31, 2025 – $318 million).